SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
INDEX TO EXHIBITS
Updated Slide 73 to Presentation dated 2/19/2004

     Item 7. Financial Statements and Exhibits.

     (a) None

     (b) None

     (c) Exhibits

Exhibit 99.1	Updated slide 73 to the Williams’ slide presentation utilized during the February 19, 2004, public conference call and webcast.

Item 9. Regulation FD Disclosure.

     For Regulation FD disclosure purposes, The Williams Companies, Inc., as described by Mr. Donald R. Chappel, Senior Vie President and Chief Financial Officer, during a public conference call held the morning of February 19, 2004, has updated slide 73 of the slides utilized during the conference call to reflect actual 2003 year-end results. The updated slide 73 is furnished herewith as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: February 19, 2004		/s/ Brian K. Shore
	Name:	Brian K. Shore
	Title:	Corporate Secretary

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Updated slide 73 to the Williams’ slide presentation utilized during the February 19, 2004, public conference call and webcast.

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